UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report- December 14, 2015
(Date of earliest event reported)

U.S. GEOTHERMAL INC.
Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34023	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification
No.)

390 E Parkcenter Blvd, Suite 250, Boise, Idaho 83706
(Address of principal executive offices) (Zip Code)

208-424-1027
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On December 14, 2015 (the “Effective Date”), U.S. Geothermal Inc., a Delaware corporation (the “Company”), through an indirect, wholly-owned subsidiary, Idaho USG Holdings, LLC (“Purchaser”), acquired from Raft River I Holdings, LLC (“Seller”), a subsidiary of the Goldman Sachs Group, Inc., the majority of their cash flow interest in and ownership of the Raft River geothermal project located in Southeast Idaho. As a result of the acquisition, the Company will receive 95% of the cash flow from the Raft River geothermal project on a going forward basis, along with all increased cash flow from any project improvements.

The Purchase and Sale Agreement was among Purchaser, Seller, and, solely for purposes specified sections thereof, Goldman, Sachs & Co., a New York limited partnership (“Seller’s Designee”). Pursuant to the Purchase and Sale Agreement, Seller’s 500 Class A Units in Raft River Energy I LLC (“Raft River Energy”) were converted into 50 Class A Units and 450 Class C Units. Purchaser purchased all of Seller’s right, title and interest in and to those 450 Class C Units for the aggregate purchase price of $5,097,000 which comprised the Note (as described below) and $3,500,000 in cash.

Operating Agreement

As part of the transfer, Purchaser, Seller and Raft River Energy entered into that certain Second Amended and Restated Operating Agreement of Raft River Energy (the “Operating Agreement”) in order to, among other things, reflect the conversion, as of the Effective Date (as defined therein), of Seller’s 500 Class A Units in Raft River Energy into 50 Class A Units and 450 Class C Units.

Guarantee

In order to induce Seller to consent to the transfer, U.S. Geothermal Inc., an Idaho corporation, direct, wholly-owned subsidiary of the Company, and previous member in Raft River Energy (“USG-ID”), granted to Seller a guarantee for the purpose of guaranteeing the payment and performance of Raft River Energy’s obligations under the Operating Agreement (the “Guarantee”).

Convertible Promissory Note

In connection with the Purchase and Sale Agreement, the Company issued a convertible promissory note (the “Note”) due on the earlier of (i) March 31, 2016 and (ii) the date of consummation of a transaction resulting in a change of control of the Company (the “Maturity Date”), in the principal amount of $1,597,000 to Seller’s Designee, bearing interest at the rate of 8% per annum.

On or before the Maturity Date, the Company may elect to pay up to an aggregate amount of $1,000,000 of principal and interest on this Note by issuance of Conversion Shares at the Conversion Price (the date of such conversion, the “Conversion Date”). The “Conversion Price” shall be the weighted average of the closing prices for the Company’s shares of common stock on the NYSE MKT LLC stock exchange (“NYSE MKT”) for the ten (10) trading days immediately preceding the Conversion Date as reported by the NYSE MKT. “Conversion Shares” means shares of the common stock of the Company that are covered by a resale Registration Statement filed with the SEC on Form S-3. The Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective and available for use by Seller’s Designee as provided by the Note.

In the event of default, the Note will become immediately due and payable and interest shall accrue at a default interest rate of twelve percent (12%) per annum, and such rate shall increase by one percent (1.0%) every ninety (90) days until such amounts are paid in full. Further, any amounts that would be distributed or otherwise paid to the Company under the Operating Agreement, dated as of the date of the Note, shall be paid by Raft River Energy directly to the Holder in accordance with Section 14.12 thereunder.

The Company is prohibited from converting the Note into Conversion Shares to the extent that such conversion would result in the Holder beneficially owning more than 9.99% of the Company’s common stock.

THE FOREGOING DESCRIPTION OF THE OPERATING AGREEMENT, THE PURCHASE AND SALE AGREEMENT, THE NOTE AND THE GUARANTEE DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE OPERATING AGREEMENT, THE PURCHASE AND SALE AGREEMENT, THE NOTE AND THE GUARANTEE, WHICH ARE FILED AS EXHIBITS 3.1, 10.1, 10.2 AND 10.3 TO THIS CURRENT REPORT ON FORM 8-K (THIS “CURRENT REPORT”) AND ARE INCORPORATED HEREIN BY REFERENCE.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth above under Purchase and Sale Agreement in Item 1.01 of this Current Report is incorporated by reference herein.

Item 2.03	Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Convertible Promissory Note in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

As described under Convertible Promissory Note in Item 1.01 of this Current Report, which is incorporated herein by reference, on the Effective Date, the Company issued the Note to Seller’s Designee in a transaction exempt from registration as provided by Section 4(a)(2) and Rule 506 of Regulation D (“Regulation D”) of the Securities Act of 1933, as amended (the “Securities Act”). The Note is convertible at the Company’s option into Conversion Shares. Seller’s Designee is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D. The sale of the Note did not involve a public offering and was made without general solicitation or general advertising. Seller’s Designee acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. The Note and the Conversion Shares, if issued, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. The Company shall use its commercially reasonable efforts to keep a Registration Statement continuously effective and available for use by Seller’s Designee as provided by the Note.

Item 7.01	Regulation FD Disclosure.

On December 15, 2015, the Company issued a press release describing the Purchase and Sale Agreement and Note. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The Company’s consolidated financial statements in its annual report on Form 10-K for the year ended December 31, 2014 filed on March 16, 2015 (as amended on March 30, 2015) and quarterly report on Form 10-Q for the quarter ended September 30, 2015 filed on November 9, 2015, reflected 100% of the assets and liabilities of Raft River Energy and the non-controlling interest of Seller. The full results of Raft River Energy’s operations were reflected in the statement of comprehensive income with the elimination of the non-controlling interest identified. The Company’s financial statements in its future periodic reports will continue to reflect the assets and liabilities of Raft River Energy on a consolidated basis, as amended to reflect the Purchase and Sale Agreement and transfer thereunder.

(d)	Exhibits.

3.1	Second Amended and Restated Operating Agreement of Raft River Energy I LLC.

10.1	Purchase and Sale Agreement dated as of December 14, 2015.

10.2	Form of Convertible Promissory Note issued to Goldman, Sachs & Co. (attached as Exhibit B to the Purchase and Sale Agreement attached hereto as Exhibit 10.1).

10.3	Guarantee dated as of December 14, 2015.

99.1	Press Release dated December 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2015	U.S. Geothermal Inc.

By: /s/ Kerry D. Hawkley
Kerry D. Hawkley
Chief Financial Officer